Q3 2020 Quarterly Update

WILLIAM P. FOLEY, II
Chairman

To Our Valued Shareholders,

I hope that you and your families remain safe and well. Although the climate in which we all live and operate remains uncertain, I am pleased to report that our businesses continue to perform well. Our focus on investing in profitable and growing technology enabled businesses has allowed us to not only rapidly adjust to the changing world, but also has further highlighted the embedded utility of these investments. Demand has increased for the products and services of Cannae's portfolio companies; and we have also seen an acceleration in the pace of opportunities and investments for these businesses. Our businesses in some ways all benefit from major macroeconomic forces driving our economy, including: technology enabled products, increasing business demand for data and analytics, flexible/remote workforces, the digitization of the residential mortgage lifecycle, and an aging population. Furthermore, we have seen an increase of new investment opportunities of businesses that are growing, profitable, and well positioned in their respective industries. As a result, we are very excited and enthusiastic about the prospects for Cannae, both related to our existing portfolio and new opportunities.

SELECT PORTFOLIO UPDATES

dun & bradstreet

Three Months Ended, September 30	2020	2019
Revenue	$ 442.1M	$ 408.2M
Net Loss	$ (17.0M)	$ (88.8M)
Adjusted EBITDA	$ 197.0M	$ 155.0M

Quarterly Highlights

On July 6, 2020, Dun & Bradstreet Holdings, Inc. ("D&B"), closed its initial public offering of 90,047,612 shares of common stock ("IPO"), which includes the full exercise of the overallotment option. D&B's shares of common stock began trading on the New York Stock Exchange under the ticker symbol "DNB" on July 1, 2020.

Cannae participated in a $400 million private placement investment in D&B at the time of the IPO with Black Knight, Inc. ("Black Knight") and CC Capital Partners, LLC. Cannae's investment was $200 million and Cannae's total investment in D&B is $726.1 million, representing 76.6 million D&B common shares valued at $1.98 billion on October 31, 2020.

On July 29, 2020 Cannae and Senator Investment Group, LP issued an open letter to fellow CoreLogic shareholders and announced that Cannae and Senator have initiated the process to call a special meeting of CoreLogic shareholders, scheduled for November 17, 2020, to elect nine independent directors to the CoreLogic Board of Directors.

On July 31, 2020, Cannae entered into a forward purchase agreement with Foley Trasimene Acquisition Corp. II ("BFT") as an anchor investor and a founding member of the Sponsor Group. Cannae is committed to invest $150.0 million, contingent upon the closing of an initial business combination by BFT, and has a 15% economic interest in the BFT founder shares prior to the initial public offering of units on the New York Stock Exchange under the symbol "BFT.U."

On September 15, 2020, Cannae announced Black Knight completed its acquisition of Optimal Blue. Cannae has a 20% ownership interest in the new post-acquisition entity.

On October 2, 2020, American Blue Ribbon Holdings LLC emerged from Chapter 11 bankruptcy, upon conclusion of its restructuring with now two separate entities, 21 company-owned and 118 franchised Village Inn restaurants, and 14 Bakers Square restaurants.

Total book value of portfolio company investments was $3.3 billion, or $35.55 per share, as of September 30, 2020, compared to total book value of $1.5 billion, or $18.72 per share, at December 31, 2019.

CANNAE HOLDINGS Q3 2020 QUARTERLY UPDATE 1

Cannae's investment in D&B continues to excel. In the third quarter, D&B's management team produced results exceeding analysts' estimates of top line, profitability, and earnings per share, and accomplished an additional $5 million of annual cost savings, bringing the program-to-date total to $225 million. Management has continued to see strong demand for D&B's solution sets, driving increases in retention rates and multi-year contracts. We previously discussed that international partners were a focus and were pleased that D&B announced it signed a purchase agreement to acquire long-time partner Bisnode, which will significantly expand their presence in several key European regions. The team continues to develop and launch new solutions like D&B Connect, which utilizes D&B's global dataset and proprietary artificial intelligence powered matching algorithms.

CERIDIAN

Ceridian's value proposition and the flexibility of cloud-based solutions is more relevant than ever in the COVID environment. This is evidenced by the growth of Ceridian's Dayforce products, which ended the quarter with another double-digit increase in customers live on the platform. That customer growth translated to a nearly 10% rise in Dayforce revenue, despite pressures on float revenue from 225 basis point reductions in the Federal Reserve discount rates in the last year. Furthermore, CDAY is starting to see customers that delayed decisions earlier in the year moving forward, creating future Dayforce growth. Cannae owns 16.1 million shares of Ceridian (CDAY) that have a market value of $1.4 billion as of October 31, 2020.

AMERILIFE®

Our investment in AmeriLife continues to look promising as COVID specifically and aging demographic patterns more broadly, continue to drive demand for retirement services. AmeriLife has exceeded its internal growth and profitability targets and continued to actively acquire smaller firms to expand its sales footprint and capture synergies from industry consolidation.

FTAC and Trebia

On May 7 and June 5 of 2020, Cannae invested in two Special Purpose Acquisition Companies ("SPACs") as a member of the founding sponsor group, Foley Trasimene Acquisition Corp ("WPF") and Trebia Acquisition Corp ("TREB"), putting upfront investments of $4.5 million and $1.9 million, respectively for founders shares and private placement warrants, and entered into forward purchase agreements of $150 million and $75 million, respectively. Management has been fully engaged in screening potential targets for these investment vehicles, as well as for BFT, which was completed in the third quarter. Together with other PIPE investors, these SPACs can target acquisitions of size ranging from $1.5 billion to $8.0 billion.

CorroHealth

Our prior investment in healthcare services technology was rebranded as CorroHealth at the third quarter close. CorroHealth includes T-System, TrustHCS, Visionary RCM, and RevCycle, and brings together four thousand employees. While the company experienced some slowdown related to COVID, bookings are rebounding and the company is beginning to see the benefits of scale associated with the larger platform. We look forward to the growth in this unified brand.

Special Purpose Acquisition Company (SPAC) Overview

(In thousands)

					Cannae Holdings, Inc.			
SPAC	**Ticker**	**Effective Date**	**Units Issued Including Over Allotment**	**Unit Proceeds**	**Forward Purchase Commitment**	**Economic Interest in Sponsors**	**Private Placement Warrants**	**Size of Target Range**
Trebia	TREB	6/16/2020	51,750	$517,500	$75,000	15%	1.9M	$1.5B - $2.5B
FTAC I	WPF	5/26/2020	103,500	$1,035,000	$150,000	20%	4.5M	$3.5 - $8.0B
FTAC II	BFT	8/18/2020	146,703	$1,467,033	$150,000	15%	4.7M	6.5B - $11.0B

CANNAE HOLDINGS Q3 2020 QUARTERLY UPDATE 2

RECENT INVESTMENTS

optimalblue

		Three Months Ended, September 30			Period from Sept. 15 to Sept. 30
		2020		2019	2020
Revenue	$	37.2M	$	28.6M	$	6.7M
Net (loss) income	$	(4.3M)	$	(0.3M)	$	(25.1M)
Adjusted EBITDA	$	16.3M	$	8.8M	$	3.6M

Note: Cannae made its investment in Optimal Blue on September 15, 2020. Financial information for the three months ended September 30, 2020 and 2019 are presented for illustrative purposes.

On September 15, 2020, we successfully completed an approximately $289M minority investment in Optimal Blue alongside our partners at Black Knight and THL. Optimal Blue's industry-leading product pricing engines touch approximately 35% of all mortgages. Optimal Blue is a critical utility sitting in the center of mortgage originators, mortgage investors, and mortgage servicers, and provides mission critical pricing data required to close a loan. We believe Optimal Blue's products will continue to benefit from strong underlying trending in the mortgage market, including the digitization of the mortgages, further diversification of loan originators, and low interest rates driving large volumes. Furthermore, this investment will benefit from the leading management and oversight of its majority owner, Black Knight. We believe our investment in Optimal Blue represents an attractive opportunity for our shareholders.

Foley Trasimene Acquisition Corp II ("BFT")

On August 21, 2020, Cannae made a $150M forward purchase commitment to a third SPAC, Foley Trasimene Acquisition Corp II ("BFT"). With our investment, BFT has total capital of $1.6B, which it intends to use to pursue a target of between $6.5B and $11B in enterprise value. We believe this investment, as well as our other SPAC investments, represent very attractive assets for our shareholders as not only does Cannae participate in what we believe will be a very attractive underlying investment, but also enjoys the benefit of a portion of the founder shares given its early commitment to the vehicle. In the case of the BFT, Cannae owns ~15% of the sponsor promote.

PIPELINE

We continue to see a very attractive environment for new investments and our team has reviewed a large number of investments over the quarter across a wide range of industries. The team has been very focused on evaluating new opportunities for all three SPACs Cannae made commitments to over the summer. We are in extended discussions with multiple targets and expect to be in a position to announce a deal early next year.

We thank you for your time and your continued support.

WILLIAM P. FOLEY, II
Chairman

CANNAE HOLDINGS Q3 2020 QUARTERLY UPDATE 3

Condensed Consolidated Statements of Operations (In millions) (Unaudited) Three Months Ended, September 30 2020 2019 Restaurant revenue $ 129.4 $ 247.7 Other operating revenue 10.3 9.3 Total operating revenue 139.7 257.0 Cost of restaurant revenue 121.7 220.1 Personnel costs 16.7 22.9 Depreciation and amortization 6.5 9.5 Other operating expenses 23.2 26.0 Total operating expenses 168.1 278.5 Operating loss $ (28.4) $ (21.5) Interest, investment and other income 4.7 1.3 Interest expense (1.6) (5.2) Recognized gains and losses, net 189.6 92.9 Total other income 192.7 89.0 Earnings before tax $ 164.3 $ 67.5 Income tax expense 35.1 15.1 Losses from equity investees (1.2) (8.3) Losses from discontinued operations, net of tax — (2.5) Less: losses attributable to noncontrolling interests (3.9) (4.6) Net earnings attributable to Cannae common shareholders $ 131.9 $ 46.2 Per share amounts: EPS from continuing operations - basic $ 1.44 $ 0.68 EPS from discontinued operations - basic — (0.03) EPS attributable to Cannae common shareholders - basic $ 1.44 $ 0.65 EPS from continuing operations - diluted $ 1.44 $ 0.68 EPS from discontinued operations - diluted — (0.04) EPS attributable to Cannae common shareholders - diluted $ 1.44 $ 0.64 Cannae weighted average shares - basic 91.3 71.6 Cannae weighted average shares - diluted 91.6 71.9 EBITDA reconciliation: Earnings before tax $ 164.3 $ 67.5 Interest expense (1.6) $ (5.2) Depreciation and amortization 6.5 9.5 EBITDA $ 172.4 $ 82.2 Adjusted EBITDA reconciliation: EBITDA $ 172.4 $ 82.2 Non-cash (gains) and asset impairment charges, net (186.5) 4.6 Adjusted EBITDA $ (14.1) $ 86.8 CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  4

Condensed Consolidated Statements of Operations (In millions) (Unaudited) Nine Months Ended, September 30 2020 2019 Restaurant revenue $ 398.7 $ 772.0 Other operating revenue 16.6 19.5 Total operating revenue 415.3 791.5 Cost of restaurant revenue 375.6 678.7 Personnel costs 69.2 62.1 Depreciation and amortization 22.2 29.8 Other operating expenses 68.0 74.9 Goodwill impairment 7.7 — Total operating expenses 542.7 845.5 Operating loss $ (127.4) $ (54.0) Interest, investment and other income 15.2 13.7 Interest expense (6.4) (14.4) Recognized gains and losses, net 1,682.8 169.6 Total other income 1,691.6 168.9 Earnings before tax $ 1,564.2 $ 114.9 Income tax expense 335.6 16.2 Earnings (loss) from equity investees 3.6 (50.8) Loss from discontinued operations, net of tax — (7.3) Less: losses attributable to noncontrolling interests (22.7) (12.2) Net earnings attributable to Cannae common shareholders $ 1,254.9 $ 52.8 Per share amounts: EPS from continuing operations - basic $ 14.97 $ 0.84 EPS from discontinued operations - basic $ — $ (0.10) EPS attributable to Cannae common shareholders - basic $ 14.97 $ 0.74 EPS from continuing operations - diluted $ 14.94 $ 0.83 EPS from discontinued operations - diluted $ — $ (0.10) EPS attributable to Cannae common shareholders - diluted $ 14.94 $ 0.73 Cannae weighted average shares - basic 83.8 71.6 Cannae weighted average shares - diluted 84.0 71.9 EBITDA reconciliation: Earnings before tax $ 1,564.2 $ 114.9 Interest expense (6.4) $ (14.4) Depreciation and amortization 22.2 29.8 EBITDA $ 1,592.8 $ 159.1 Adjusted EBITDA reconciliation: EBITDA $ 1,592.8 $ 159.1 Non-cash (gains) and asset impairment charges, net (1,262.2) 12.4 Adjusted EBITDA $ 330.6 $ 171.5 CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  5

Condensed Consolidated Balance Sheets (In millions) Sept 30, 2020 Dec 31, 2019 (Unaudited) (Unaudited) Current assets: Cash and cash equivalents $ 405.9 $ 533.7 Other current assets 87.2 97.2 Total current assets $ 493.1 $ 630.9 Equity securities, at fair value 1,516.6 — Ceridian equity investment, at book value — 309.5 D&B equity method investment 668.5 385.9 Other equity method investments 744.6 141.1 Lease assets 131.8 192.9 Property and equipment, net 127.2 162.6 Software & intangible assets 37.4 63.1 Goodwill 53.5 66.1 Other non-current assets 95.9 140.1 Total assets $ 3,868.6 $ 2,092.2 Current liabilities: A/P & other current liabilities $ 125.8 $ 191.7 Notes payable, current 33.2 7.0 Total current liabilities $ 159.0 $ 198.7 Notes payable, non-current 37.1 120.1 Deferred tax liability 231.1 — Lease liabilities 123.3 199.7 Other non-current liabilities 46.1 43.9 Total liabilities $ 596.6 $ 562.4 Additional paid in capital 1,871.7 1,396.7 Retained earnings 1,398.5 143.6 Treasury stock (20.3) (5.9) Accumulated other comprehensive earnings (loss) 10.1 (45.9) Noncontrolling interests 12.0 41.3 Total equity $ 3,272.0 $ 1,529.8 Total liabilities and equity $ 3,868.6 $ 2,092.2 CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  6

Book Value Summary

(In millions, excpet per share amounts)

		Sept 30, 2020 (Unaudited)		Dec 31, 2019 (Unaudited)
Ceridian	$	1,096.3	$	306.1
Dun & Bradstreet		680.6		415.3
Optimal Blue		285.3		—
Senator Focused Strategies		243.7		91.7
CoreLogic		147.2		—
AmeriLife		118.0		—
99 Restaurants		64.6		65.3
CorroHealth (f/k/a Coding Solutions)		66.6		66.7
Holding company cash and short-term investments		350.8		465.2
Other investments and holding company liabilities, net		206.9		153.2
Holding company debt		—		(75.0)
Cannae Book Value	$	3,260.0	$	1,488.5
Outstanding Cannae shares		91.7		79.5
Cannae Book Value per Share	$	35.55	$	18.72

Cost of Invested Capital

The following is the cost of invested capital for the Company's current portfolio used in determining management fees payable to our external manager, Trasimene Capital Management, LLC (in millions).		Sept 30, 2020 (Unaudited)
Dun & Bradstreet	$	726.1
Optimal Blue		289.0
Senator Focused Strategies		179.5
CoreLogic		112.5
AmeriLife		121.3
99 Restaurants		100.0
CorroHealth (f/k/a Coding Solutions)		60.2
Other		138.4
Total cost of invested capital	$	1,727.0

CANNAE HOLDINGS Q3 2020 QUARTERLY UPDATE 7

Use of Non-GAAP Financial Information course of D&B’s business (such as gains and losses on Generally Accepted Accounting Principles (GAAP) is the sales of businesses, impairment charges, effect of significant term used to refer to the standard framework of guidelines changes in tax laws and material tax and legal settlements). for financial accounting. GAAP includes the standards, We present D&B’s adjusted EBITDA because D&B believes conventions, and rules accountants follow in recording and that these supplemental non-GAAP financial measure provides summarizing transactions and in the preparation of financial management and other users with additional meaningful statements. In addition to reporting financial results in financial information that should be considered when accordance with GAAP, the Company has provided non- assessing D&B’s ongoing performance. D&B’s management GAAP financial measures for certain investments which we regularly uses its supplemental non-GAAP financial measures believe provides useful information to investors and ratings internally to understand, manage, and evaluate the business agencies regarding our affiliates’ results, operating trends and and make operating decisions. These non-GAAP measures are performance between periods. among the factors D&B management uses in planning for and We define our consolidated Adjusted EBITDA as net income forecasting future periods. (loss) before interest, taxes, depreciation, and amortization, as D&B's adjusted EBITDA is defined as net income or loss adjusted to exclude non-cash gains and impairment charges. excluding the following items: (i) dividends allocated to Any non-GAAP measures have important limitations as analyt- preferred stockholders; (ii) interest expense and income; (iii) ical tools and should be considered in context with the GAAP other expenses or income; (iv) income tax benefit or provision; financial presentation and should be viewed in addition to and (v) equity in net income of affiliates; (vi) net income attributable not be considered in isolation or as a substitute for analysis of to noncontrolling interests; (vii) depreciation and amortization; results reported in accordance with GAAP. Further, our non- (viii) revenue and expense adjustments to include results for the GAAP measures may be calculated differently from similarly ti- period from January 8 to February 7, 2019, for the Predecessor tled measures of other companies in their respective industries. related to the purchase accounting lag adjustment; (ix) Reconciliations of these non-GAAP measures to related GAAP deferred revenue purchase accounting adjustment; (x) revenue measures are provided below. related to the divested and shut-down businesses (if any); (xi) other incremental or reduced expenses from the application of Dun & Bradstreet purchase accounting (e.g. commission asset amortization); (xii) equity-based compensation; (xiii) restructuring charges; (xiv) D&B’s non-GAAP measures include adjusted earnings before merger and acquisition related operating costs; (xv) operating interest, taxes, depreciation, and amortization (adjusted costs related to the divested and shut-down businesses (if EBITDA). Adjusted results are non-GAAP measures that any); (xvi) transition costs primarily consisting of non-recurring eliminate the impact due to purchase accounting application incentive expenses associated with our synergy program; (xvii) and divestitures, restructuring charges, equity based legal reserve and costs associated with significant legal and compensation, acquisition and divestiture-related costs regulatory matters; and (xviii) asset impairment. D&B excludes (such as costs for bankers, legal fees, due diligence, retention amortization of recognized intangible assets resulting from payments, and contingent consideration adjustments), and the application of purchase accounting because it is non-cash other non-core gains and charges that are not in the normal CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  8 and not indicative of its ongoing and underlying operating Optimal Blue performance. Recognized intangible assets arise from Optimal Blue's includes Adjusted EBITDA, as a non-GAAP acquisitions, or primarily D&B's accounting for its privatization financial measure. Adjusted EBITDA is used by management in 2019. D&B believes that recognized intangible assets by to assess performance of Optimal Blue. Adjusted EBITDA is their nature are fundamentally different from other depreciating defined as net income before interest, taxes, depreciation, and assets that are replaced on a predictable operating cycle. amortization, as adjusted to exclude, non-recurring transac- Unlike other depreciating assets, such as developed and tion and integration costs related to the acquisition of Optimal purchased software licenses or property and equipment, Blue, equity-based compensation expense, and management there is no replacement cost once these recognized intangible consulting fees paid by Optimal Blue to certain of its previous assets expire and the assets are not replaced. Additionally, equity holders. Management believes that Adjusted EBITDA is D&B's costs to operate, maintain, and extend the life of helpful in highlighting the performance trends of Optimal Blue acquired intangible assets and purchased intellectual property because it excludes non-cash costs and the results of decisions are reflected in its operating costs as personnel, data fee, that are outside the normal course of Optimal Blue's ongoing facilities, overhead, and similar items. Management believes it business operations. is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of recognized intangible assets will recur in future periods until such assets have been fully amortized. CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  9

Cannae accounts for its investment in D&B using the equity method of accounting; therefore, its results do not consolidate into the Company’s. As prescribed by relevant accounting standards, the Company recognizes its proportionate share of D&B's net earnings or loss in earnings (loss) from equity investees in our consolidated results of operations. See the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for further information on the Company’s accounting for its investments in D&B. Further information on Dun & Bradstreet's (NYSE: DNB) financial results can be found in its filings with the SEC and its investor rela- tions website at http://investor.dnb.com. D&B Adjusted EBITDA Reconciliation (In millions) (Unaudited) Three Months Ended, September 30 2020 2019 Net loss attributable to D&B $ (17.0) $ (88.8) Interest expense, net 60.6 85.1 Income tax benefit (9.3) (24.0) Depreciation and amortization 134.1 123.3 EBITDA 168.4 95.6 Dividends allocated to preferred stockholders — 32.1 Other (income) expense, net 9.5 (6.3) Equity in net income of affiliates (0.7) (0.5) Net income attributable to non-controlling interest 2.1 1.4 Equity-based compensation 9.7 3.6 Merger and acquisition costs 2.2 5.9 Restructuring and transition costs 10.0 28.5 Nonrecurring charges including asset impairments and legal contingencies 0.3 — Other reduced expenses due to purchase accounting (4.5) (5.3) Adjusted EBITDA $ 197.0 $ 155.0 CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  10

Cannae accounts for its investment in Optimal Blue using the equity method of accounting; therefore, its results do not consolidate into the Company’s. As prescribed by relevant accounting standards, the Company recognizes its proportionate share of Optimal Blue's net earnings or loss in earnings (loss) from equity investees in our consolidated results of operations. We acquired our initial interest in Optimal Blue on September 15, 2020. Accordingly, our earnings (loss) from equity investees for the three months ended September 30, 2020 includes our ratable share of Optimal Blue's net loss for the period from September 15, 2020 to September 30, 2020. Financial information for the three months ended September 30, 2020 and 2019 represents the historical information of Optimal Blue, LLC and Compass Analytics, LLC, the operating businesses which now make up the entity in which we are invested, and is presented for illustrative purposes. See the Company’s Quarterly Report on Form 10-Q for further information on the Company’s accounting for its investment in Optimal Blue. Optimal Blue Adjusted EBITDA Reconciliation (In millions) (Unaudited) Period from September 15 to Three Months Ended September 30 September 30 2020 2019 2020 Net loss $ (4.3) $ (0.3) $ (25.1) Interest expense 5.1 3.7 1.4 Income tax expense 2.3 0.4 3.4 Depreciation and amortization 10.1 4.4 5.6 EBITDA 13.2 8.2 (14.7) Transaction and integration costs — — 18.3 Equity-based compensation 3.0 0.5 — Management fees 0.1 0.1 — Adjusted EBITDA $ 16.3 $ 8.8 $ 3.6 CANNAE HOLDINGS  Q3 2020 QUARTERLY UPDATE  11

About Cannae Holdings, Inc.

Cannae Holdings, Inc. (NYSE: CNNE) is engaged in actively managing and operating a group of companies and investments, as well as making additional majority and minority equity portfolio investments in businesses, in order to achieve superior financial performance and maximize the value of these assets. Cannae was founded and is led by investor William P. Foley, II. Foley is responsible for the creation and growth of over $100 Billion in publicly traded companies including Fidelity National Information Services ("FIS"), Fidelity National Financial ("FNF"), and Black Knight, Inc. ("BKI"). Cannae's current principal holdings include Dun & Bradstreet Holdings, Inc. ("DNB"), which recently completed a successful business transformation and IPO. Cannae holds an approximately 18% interest in Dun & Bradstreet or ~76 million shares. Cannae's second principal holding is Ceridian ("CDAY"), which Foley transformed from a legacy payroll bureau into a leading cloud based provider of human capital management software. Cannae owns 11% of Ceridian representing approximately 16.1 million shares.

Forward-Looking Statements and Risk Factors

This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions, or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, changes in the financial markets, and changes in the conditions resulting from the outbreak of a pandemic, such as the novel COVID-19 ("COVID-19"); the overall impact of the outbreak of COVID-19 and measures to curb its spread, including the effect of governmental or voluntary mitigation measures such as business shutdowns, social distancing, and stay-at-home orders; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; risks associated with our split-off from Fidelity National Financial, Inc., including limitations on our strategic and operating flexibility related to the tax-free nature of the split-off and the Investment Company Act of 1940; risks and uncertainties related to the success of our externalization; the ultimate outcome of any possible transaction between us and CoreLogic; uncertainties as to whether CoreLogic will cooperate with us regarding a proposed acquisition; the ultimate result of the proxy contest initiated by Senator and Cannae for election of directors to CoreLogic's board of directors; and our ability to consummate a proposed acquisition of CoreLogic.

This document should be read in conjunction with the risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

CANNAE HOLDINGS Q3 2020 QUARTERLY UPDATE 12

Corporate Information

MANAGEMENT TEAM

William P. Foley, II
Chairman

Richard N. Massey
Chief Executive Officer

Brent B. Bickett
President

Bryan D. Coy
Chief Financial Officer

Michael L. Gravelle
EVP, General Counsel & Corporate Secretary

David W. Ducommun
EVP, Corporate Finance

COMMON SHARE LISTING

Our common stock is listed on the New York Stock Exchange under the symbol CNNE.

INDEPENDENT AUDITORS

Deloitte & Touche LLP
3883 Howard Hughes Parkway, Suite 400
Las Vegas, NV 89169

BOARD OF DIRECTORS

William P. Foley, II
Chairman
Cannae Holdings, Inc.

Hugh R. Harris
Retired Chief Executive Officer
Lender Processing Services, Inc.

C. Malcolm Holland
Chairman & Chief Executive Officer
Veritex Holdings, Inc.

Mark D. Linehan
President & Chief Executive Officer
Wynmark Company

Frank R. Martire
Executive Chairman
NCR Corporation

Richard N. Massey
Chief Executive Officer
Cannae Holdings, Inc.
Partner
Westrock Capital, LLC

Erika Meinhardt
Executive Vice President
Fidelity National Financial, Inc.

James B. Stallings, Jr.
Managing Partner
PS27 Ventures, LLC

Frank P. Willey
Partner
Hennelly & Grossfeld LLP

TRANSFER AGENT

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, NY 10004
212-509-4000

PUBLICATIONS

The Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q are available on the Investor Relations section of the Company's website at cannaeholdings.com.

A Notice of Annual Meeting of Shareholders and Proxy Statement are furnished to shareholders in advance of the Annual Meeting.

INVESTOR RELATIONS

Solebury Trout
Jamie Lillis, jlillis@soleburytrout.com
Shannon Devine, sdevine@soleburytrout.com

Cannae Holdings, Inc.
1701 Village Center Circle
Las Vegas, NV 89134
(702) 323-7333

cannaeholdings.com

1701 Village Center Circle Las Vegas, NV 89134 (833) 856-8534 Toll Free (702) 323-7330 Direct info@cannaeholdings.com cannaeholdings.com